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Medicare Advantage Attestation of Benefit Plan

WELL CARE OF FLORIDA, INC.

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I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2012. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2011 and 2012, including but not limited to, the 2012 Call Letter, the 2012 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
002	0	6	WellCare Choice (HMO- POS)	HMOPOS	Renewal	31.00	4.60	09/02/2011	01/01/2012
008	0	5	WellCare Choice (HMO)	HMO	Renewal	0.00	0.00	09/02/2011	01/01/2012
012	0	6	WellCare Choice (HMO- POS)	HMOPOS	Renewal	0.00	0.00	09/02/2011	01/01/2012
014	0	6	WellCare Choice (HMO- POS)	HMOPOS	Renewal	0.00	0.00	09/02/2011	01/01/2012
025	0	6	WellCare Choice (HMO- POS)	HMOPOS	Renewal	46.90	2.60	09/02/2011	01/01/2012
032	0	6	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	09/02/2011	01/01/2012
035	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	09/02/2011	01/01/2012
037	0	6	WellCare Advance (HMO)	HMO	Renewal	0.00	N/A	09/02/2011	01/01/2012
040	0	6	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	09/02/2011	01/01/2012
061	0	6	WellCare Select (HMO- POS SNP)	HMOPOS	Renewal	0.00	18.10	09/02/2011	01/01/2012
073	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	09/02/2011	01/01/2012
079	0	6	WellCare Value (HMO)	HMO	Renewal	0.00	0.00	09/02/2011	01/01/2012
091	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	09/02/2011	01/01/2012

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Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
101	0	6	WellCare Select (HMO- POS SNP)	HMOPOS	Renewal	0.00	23.80	09/02/2011	01/01/2012
124	0	6	WellCare Access (HMO SNP)	HMO	Renewal	0.00	19.20	09/02/2011	01/01/2012
131	0	8	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	09/02/2011	01/01/2012
132	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	09/02/2011	01/01/2012
133	0	6	WellCare Essential (HMO)	HMO	Renewal	0.00	0.00	09/02/2011	01/01/2012
170	0	7	WellCare Access (HMO- SNP)	HMO	Renewal	0.00	23.80	09/02/2011	01/01/2012
173	0	7	WellCare Essential (HMO)	HMO	Renewal	0.00	0.00	09/02/2011	01/01/2012
174	0	7	WellCare Essential (HMO)	HMO	Renewal	0.00	0.00	09/02/2011	01/01/2012

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THOMAS TRAN	9/1/2011 10:35:08 AM
Contracting Official Name	Date

WELL CARE OF FLORIDA, INC.	8735 Henderson Rd Tampa, FL 33634
Organization	Address

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